UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): October 15, 2002

FIRST MEDICAL RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-49612	86-1038019

(State or other jurisdiction	(Commission	(IRS Employer

of incorporation)	File Number)	Identification No.)

455 Market Street, Suite 1220, San Francisco, CA	94105

(Address of principal executive offices)	(Zip Code)

(415) 543-1535

(Registrant’s telephone number, including area code)

WDO Corporation

Former name or former address, if changed since last report

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 3.4
Exhibit 99.1

         On September 25, 2002, WDO Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the following parties (a) certain principal shareholders, William D. O’Neal and Stephen F. Burg, (b) our wholly owned subsidiary, FMRC Acquisitions Corp. and (c) First Medical Resources Corp, which Merger Agreement was effective as of October 8, 2002. We announced the execution of the Merger Agreement and the resulting change of control on our current report on Form 8-K dated October 15, 2002 and filed with the Securities and Exchange Commission on October 15, 2002.

         We hereby amend our current report on Form 8-K filed on October 15, 2002 to add Item 5 as set forth below and to amend Item 7 to include financial statements of the business acquired, First Medical Resources Corp., in accordance with Item 7(a)(4) within sixty (60) days after the due date of the initial filing. Except as set forth in Item 5 and Item 7 below, no other changes are being made to the current report on Form 8-K filed on October 15, 2002.

Item 5. Other Events and Required FD Disclosure.

         On November 20, 2002, the Board of Directors of the Company approved the change of the Company’s name from “WDO Corporation” to “First Medical Resources Corporation” and a reverse stock split in which every two shares of Common Stock outstanding would become one share of Common Stock of the Company. By written consent dated November 20, 2002, the shareholders of the Company also approved the name change and reverse stock split. A copy of the Certificate of Amendment of the Amended and Restated Articles of Incorporation effectuating the name change and the reverse stock split is filed as Exhibit 3.4 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Business Acquired.

         The financial statements of First Medical Resources Corp. required to be filed are attached hereto as Exhibit 99.1.

         (b)  Pro Forma Financial Information.

         Pursuant to Article 11 of Regulation S-X, pro forma financial information is not required to be filed in connection with this transaction.

         (c)  Exhibits.

2.1(1)	Agreement and Plan of Merger dated September 25, 2002 by and among WDO Corporation, FMRC Acquisitions Corporation, William D. O’Neal, Stephen F. Burg and First Medical Resources Corp.

3.1(1)	Amended and Restated Articles of Incorporation of WDO Corporation.

3.2(1)	Certificate of Merger filed with the Nevada Secretary of State on October 4, 2002.

3.3(1)	Agreement of Merger filed with the California Secretary of State on October 4, 2002.

3.4	Certificate of Amendment of Amended and Restated Articles of Incorporation of WDO Corporation.

99.1	Financial Statements of First Medical Resources Corp.

(1)	Incorporated by reference to identically numbered exhibit on our current report on Form 8-K dated October 15, 2002 and filed with the Securities and Exchange Commission on October 15, 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2002		First Medical Resources Corporation

	By:	/s/ James D. Durham

James D. Durham, Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Document

2.1(1)	Agreement and Plan of Merger dated September 25, 2002 by and among WDO Corporation, FMRC Acquisitions Corporation, William D. O’Neal, Stephen F. Burg and First Medical Resources Corp.

3.1(1)	Amended and Restated Articles of Incorporation of WDO Corporation.

3.2(1)	Certificate of Merger filed with the Nevada Secretary of State on October 4, 2002.

3.3(1)	Agreement of Merger filed with the California Secretary of State on October 4, 2002.

3.4	Certificate of Amendment of Amended and Restated Articles of Incorporation of WDO Corporation.

99.1	Financial Statements of First Medical Resources Corp.

(1)	Incorporated by reference to identically numbered exhibit on our current report on Form 8-K dated October 15, 2002 and filed with the Securities and Exchange Commission on October 15, 2002.